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                                                                  Exhibit 23(a)

                       Consent of Independent Accountants


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (No. 33-51989) of the Minnesota Power and Affiliated Companies Employee Stock Purchase Plan of our report dated January 22, 1996, appearing on page 21 of Minnesota Power & Light Company's Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 37 of this Form 10-K.

We also consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32033) of the Minnesota Power and Affiliated Companies Supplemental Retirement Plan of our report dated January 22, 1996, appearing on page 21 of Minnesota Power & Light Company's Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 37 of this Form 10-K.

We also consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-51941) of the Minnesota Power & Light Company Common Stock of our report dated January 22, 1996, appearing on page 21 of Minnesota Power & Light Company's Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 37 of this Form 10-K.

We also consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-50143) of the Minnesota Power & Light Company Common Stock of our report dated January 22, 1996, appearing on page 21 of Minnesota Power & Light Company's Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 37 of this Form 10-K.

We also consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-56134) of the Minnesota Power & Light Company Automatic Dividend Reinvestment and Stock Purchase Plan of our report dated January 22, 1996, appearing on page 21 of Minnesota Power & Light Company's Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 37 of this Form 10-K.

We also consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-55240) of the Minnesota Power & Light Company First Mortgage Bonds of our report dated January 22, 1996, appearing on page 21 of Minnesota Power & Light Company's Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 37 of this Form 10-K.

We also consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-45551) of the Minnesota Power & Light Company Serial Preferred Stock, Cumulative, Without Par Value of our report dated January 22, 1996, appearing on page 21 of Minnesota Power & Light Company's Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 37 of this Form 10-K.


Price Waterhouse LLP

PRICE WATERHOUSE LLP
Minneapolis, Minnesota
March 28, 1996